ANNUAL GENERAL MEETING December 16, 2008 Exhibit 10.1

SAFE HARBOR STATEMENT
This contains statements that may be considered 'forward-looking statements'
within the meaning of the Private Securities Litigation Reform Act. Forward-
looking statements by their nature involve substantial uncertainty, and actual results may differ materially from those that might be suggested by such statements. Important factors identified by the Company that it believes could result in such material differences are described in the Company's Annual
Report on Form 10-K for the year 2007. However, the Company necessarily can give no assurance that it has identified or will identify all of the factors that may result in any particular forward-looking statement materially differing from actual results, and the Company assumes no obligation to correct or update any forward-looking statements which may prove to be inaccurate, whether as a result of new information, future events or otherwise.

•
World Class, Science Based Company Engaged in the Development of
Proprietary Technology Targeting the Science of Healthy Aging
•
Developers and Innovators of the Leading Selling Anti-aging Product in North
American Physicians’ Offices, Kinerase
™
•
Extensive Research Collaborations with Leading Institutions
•
Plethora of Proprietary Compounds with a Broad Range of Therapeutic
Applications
•
Three Commercial Contracts in Place (ED, Drug Delivery & Diagnostic MABs)
•
Financially Sound:  $16 Million in Cash ($2.08 per share) with Zero Debt
SENETEK PLC: AN OVERVIEW

• Global Facial Skin Care: A $20 Billion per Year Market • U.S. Facial Skin Care: Estimated at $3 Billion per Year, CAGR of 7% Source: GCI FOCUS ON SKIN CARE AND DERMATOLOGICAL THERAPEUTICS

A STRATEGY FOR ENTRY
•
Achieve Validation of Science Through Product Endorsements by
Physician Thought Leaders
•
Initial Focus on the North American Physician Channel of Distribution
•
Pyratine-6
™
Maintains High Acceptance with Leading Dermatologists
•
New Pyratine-XR
™
to be Launched at the Upcoming American Academy
of Dermatology, March ’09
•
2
nd
New Cytokinin with Differential Advantages Targeted for Launch to the Physician Community in 2009

MAXIMIZING REVENUES
•
Establishing a Sales and Marketing InfraStructure
•
Expansion of Distribution Channels in North America
•
Seeking Licensing Partners for non-U.S.
•
Increasing Product Offerings
•
Seeking Out Merger and Acquisition Candidates

A PIPELINE OF INNOVATIVE TECHNOLOGIES
•
Kinetin & Zeatin:  Commercial Success
•
Invicorp ® : Licensed to Plethora Holdings Ltd. For North America, Targeted U.S.
FDA Approval in December ‘09; Milestone Payments and Double Digit Royalties
on Net Product Sales
•
Reliaject ® : Sale to Ranbaxy with Milestone Payments and Royalties on Net
Product Sales for 15 Years from the Date of First Commercial Sale
•
Diagnostic Monoclonal Antibodies:  Licensed to Covance Representing a Cash
Revenue Stream
•
Pyratine-6 ™ : Launched Selectively to Physicians for Photo Aged Skin
•
Pyratine-XR ™ : To Be Launched at the Upcoming AAD, March ‘09 for Patients
Profiled with the Signs and Symptoms of Rosacea

A PIPELINE OF INNOVATIVE TECHNOLOGIES
Continued
•
4HBAP:  Successfully Tested for Photo Damaged Skin with Unsurpassed
Efficacy in the Treatment of Coarse Wrinkles; To Be Studied for Acne Vulgaris
•
AK801:  Histological Mice Studies and Extended Cellular Culture Data Shows
Unsurpassed Biological Activity Related to a Myriad of Indications Such as
Photodamaged Skin, Atopic Dermatitis and Others.
•
PA100:  Non-Cytokinin Derived from the Apple, Demonstrating Success for
Aiding Wound Healing
•
RNAi Treatment Sequence for Glio Blastoma, Successful Clinical Data in 46
Patients
•
50 Plus Compounds Successfully Screened for Biological Activity & No Toxicity

PYRATINE-6™ Baseline Week 12

Senetek PLC

0%
-20%
-40%
-60%
-80%
-100%
Mean % Decrease
2 Week
4 Week
8 Week
12 Week

Baseline Week 12
PYRATINE-XR™
Dr. Jerry McCullough, lead investigator in the clinical study of Pyratine-XR™ stated:
“In
addition to the encouraging results in the treatment of photodamaged skin overall, another important finding is the significant reduction in erythema at 2 weeks and the additional reductions at weeks 4, 8 and 12. To my knowledge, this is the first report to show reduced erythema associated with use of a topical non-prescription therapeutic
product.”

Senetek PLC

0%
-20%
-40%
-60%
-80%
-100%
Mean % Decrease
2 Week
4 Week
8 Week
12 Week

4HBAP Reduction in Coarse Wrinkles (L) and Acne Lesions (R) Baseline Week 12

Senetek PLC

Motility
50
45
40
35
30
25
20
15
10
5
0
Cell number
Control
PA

PA FAMILY OF COMPOUNDS ENHANCES CELL MIGRATION BY 3.8 TIMES (380%) IN VITRO control PA treated Polycarbonate membranes showing migrated cells from two separate experiments

PA FAMILY OF COMPOUNDS ARE A POTENTIAL
POWERFUL WOUND HEALER
•
Cell Migration and Collagen Contractions are Important Subprocesses During
Wound Healing
•
PA Family of Compounds Enhance Cell Migration by 3.8 Times In Vitro
•
PA Family of Compounds Contract Collagen Over the Controls by Over 100%
In Vitro
•
PA Family of Compounds Will be Extremely Useful for the Non-Healing
Impairments and Wound Healing in General
•
Marketing Keywords: Scratches, Bandage, Patches, Plastic Surgery, Diabetes
Cronic Wounds, Soother

FINANCIAL OVERVIEW:  “BUSINESS NOT AS USUAL”
•
Focus on Profit and Cash Conservation and Compilation
•
Recent Economic Downturn has Significantly Impacted Our Market
Place:
–
Aesthetic Medicine Office Visits are Down 20%
–
Major Competitors have Terminated Entire Sales Forces, Thrown in the Towel or
Lowered Projections (Valeant Pharma, AGI Dermatics, OMP, Artes Medical, etc.)
–
Lack of Available Financing is Slowing our Existing Commercial Partners
–
Potential Partners are Less Willing to Part with Cash
•
We have Slowed the Building of Our Sales & Marketing Organization
Directly Impacting Market Share/Projected Revenues

FINANCIAL OVERVIEW:  “BUSINESS NOT AS USUAL”
Continued
•
No Salary Increases or Bonuses for 2008
•
Reduced Financial Commitments, e.g., Consultants to be Placed Purely
on Fee for Project Basis
•
Complete Review of the Entire Organizational Structure
•
2009 Revenue Target Adjustment Downward to $9.6 Million with
Projected Break Even Profit and Operating Cash Flow
–
Skincare Projections Revised to Reflect Current Market Conditions and Competitive
Intelligence

OUR CAPITAL STRUCTURE
•
Proxy Proposal  Four on Share Repurchase Approved by Shareholders:
–
Perhaps a Wise and Judicious Time to Buy Back Shares
–
Accretive Ownership for Continued Shareholders
–
Potential to Pay Dividends Upon Achieving Significant Profits

SENETEK PLC: IN SUMMARY • World Class Science • Strong Pipeline • Proven Commercial Successes • Cash on Hand • Debt Free • Dedicated Management Team

“THANK YOU FOR YOUR CONTINUED SUPPORT”